UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2024

Everbridge, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37874	26-2919312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Corporate Drive
Suite 400
Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 230-9700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EVBG	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on February 29, 2024, Everbridge, Inc. (“Everbridge” or the “Company”) entered into an Amended and Restated Agreement and Plan of Merger (“A&R Merger Agreement”), by and among Everbridge, Project Emerson Parent, LLC (“Parent”) and Project Emerson Merger Sub, Inc. (“Merger Sub”), which amends and restates the previously announced Agreement and Plan of Merger, dated as of February 4, 2024, by and among Everbridge, Parent and Merger Sub, pursuant to which Merger Sub will merge with and into Everbridge (the “Merger”), with Everbridge continuing as the surviving corporation of the Merger and a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Thoma Bravo Discover Fund IV, L.P., an investment fund managed by Thoma Bravo, L.P.

The Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on March 21, 2024, in connection with, among other things, the A&R Merger Agreement. Qatalyst Partners LP (“Qatalyst Partners”) served as financial advisor to the Company.

Certain Litigation

Following the announcement of the Merger, four complaints have been filed in federal courts in New York and Delaware and a state court in Massachusetts by purported stockholders against, among others, Everbridge and its Board of Directors (the “Board”) in connection with the Merger: Quagliani v. Everbridge, Inc., et al., Case No. 1:24-cv-02223 (S.D.N.Y. filed March 25, 2024); Finger v. Everbridge, Inc., et al., Case No. 1:24-cv-00414 (D. Del. filed April 2, 2024); and Scott v. Everbridge, Inc., et al., Case No. 1:24-cv-00415 (D. Del. filed April 2, 2024) (collectively, the “Federal Merger Actions”) and Lacoff v. Everbridge, Inc., et al., Case No. 24-cv-815 (the “State Court Action” and, collectively with the Federal Merger Actions, the “Merger Actions”). Each of the Federal Merger Actions assert that the Proxy Statement omitted certain allegedly material information regarding, among other things, the background of the Merger, and Everbridge’s financial projections and Qatalyst Partners’ financial analyses in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated under the Exchange Act, rendering the Proxy Statement false and misleading. The State Court Action purports to allege misrepresentation claims under Massachusetts common law relating to the Proxy Statement. The plaintiffs in the Merger Actions seek, among other things, an injunction enjoining consummation of the Merger, rescission of the Merger if consummated, costs of the action, including attorneys’ fees and experts’ fees and expenses, and an order directing the filing of a proxy statement that does not contain any untrue statements of material fact.

As previously disclosed in the Proxy Statement, the Company also received demands on behalf of purported stockholders alleging that the Proxy Statement omitted certain purportedly material information.

While the Company believes that the disclosures set forth in the Proxy Statement comply fully with all applicable law and denies the allegations in the Merger Actions, in order to moot plaintiffs’ disclosure claims, avoid nuisance and possible expense and business delays, and provide additional information to its stockholders, the Company has determined to voluntarily supplement certain disclosures in the Proxy Statement related to plaintiffs’ claims with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations that any additional disclosure was or is required or material.

SUPPLEMENTAL DISCLOSURES

The Supplemental Disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety, including the cautionary notes regarding the risks and limitations associated with relying on prospective financial information. The inclusion in the Supplemental Disclosures to the Proxy Statement of certain summary unaudited prospective financial information should not be regarded as an indication that any of the Company, Parent or their respective affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material or to be reliably predictive of actual future results, and the unaudited prospective financial information should not be relied upon as such. To the extent defined terms are used but not defined herein, they have the meanings set forth in the Proxy Statement.

The disclosure under the section captioned “Background of the Merger” on page 41 of the Proxy Statement is hereby amended and supplemented as follows:

The disclosure under the section captioned “Background of the Merger” is hereby amended and supplemented by adding the following underlined text in the second full paragraph of such section on page 47 of the Proxy Statement:

The Everbridge Board directed that the Transaction Committee should steward effective management of the ongoing process but reserved ultimate approval of any transaction to the full Everbridge Board with the applicable recusal in effect. None of the members of the Transaction Committee received additional compensation in connection with their service on the Transaction Committee.

The disclosure under the section captioned “Background of the Merger” is hereby amended and supplemented by adding the following underlined text in the final paragraph of such section on page 60 of the Proxy Statement:

The parties then announced the revised transaction on the morning of March 1, 2024. Following the execution of the merger agreement and the announcement of the transaction, representatives of Qatalyst Partners terminated virtual dataroom access and sent customary return or destroy notices to each of the specified parties that was granted virtual dataroom access, whether prior to or after the entry into the original merger agreement. As of the date of this proxy statement, the Transaction Committee has not been disbanded.

The disclosure under the section captioned “Interests of Everbridge’s Directors and Executive Officers in the Merger” on page 76 of the Proxy Statement is hereby amended and supplemented as follows:

The disclosure under the subheading “Employment Arrangements Following the Merger” is hereby amended and supplemented by adding the following underlined text in the first paragraph of such subheading on page 81 of the Proxy Statement:

However, prior to the effective time of the merger, Parent or Merger Sub may initiate discussions regarding employment or other retention terms and may enter into definitive agreements regarding employment or retention for certain of Everbridge’s employees to be effective as of the effective time of the merger. As of the date of this proxy statement, none of our executive officers has had any discussions with Parent or Merger Sub regarding their post-closing employment or other retention terms.

The disclosure in the section captioned “Opinion of Qatalyst Partners LP” beginning on page 66 of the Proxy Statement is hereby amended and supplemented as follows:

The first bullet under the subheading “Discounted Cash Flow Analysis,” beginning on page 68 of the Proxy Statement, is amended by adding the following underlined text:

c)	the cash and cash equivalents of Everbridge of $122 million as of December 31, 2023, as provided by Everbridge management;

The second bullet under the subheading “Discounted Cash Flow Analysis,” beginning on page 68 of the Proxy Statement, is amended by adding the following underlined text:

•	subtracting debt of $364 million, consisting of Everbridge’s senior convertible notes due 2024 and 2026, as of December 31, 2023 as provided by Everbridge management; and

Under the subheading “Selected Companies Analysis,” the underlined text is added to the first full paragraph on page 69 of the Proxy Statement:

Based on an analysis of the CY2024E Revenue Multiples for the selected companies and the application of its professional judgment, Qatalyst Partners selected a representative multiple range of 2.0x to 3.5x. Qatalyst Partners then applied this range to each of Everbridge’s estimated revenue for calendar year 2024, based on the Company Projections, and the Analyst Projections of $463 million. Based on the fully diluted shares of Everbridge common stock outstanding as of February 14, 2024 (calculated utilizing the same methodology as used in the section of this proxy statement captioned “The Merger Agreement—Opinion of Qatalyst Partners LP—Discounted Cash Flow Analysis”) as provided by Everbridge’s management, this analysis implied a range of values for Everbridge common stock of approximately $15.41 to $31.07 per share based on the Company Projections, and approximately $15.52 to $31.25 per share based on the Analyst Projections.

Under the subheading “Selected Companies Analysis,” the underlined text is added to the last full paragraph on page 69 of the Proxy Statement:

Based on the analysis of the CY2024E Adjusted EBITDA Multiples for the selected companies and the application of its professional judgment, Qatalyst Partners selected a representative range of 8.5x to 15.0x and applied this range to each of Everbridge’s estimated calendar year 2024 Adjusted EBITDA, based on the Company Projections, and based on the Analyst Projections of $102 million. Based on the number of fully diluted shares of Everbridge common stock (calculated utilizing the same methodology as used in the section of this proxy statement captioned “The Merger Agreement—Opinion of Qatalyst Partners LP—Discounted Cash Flow Analysis”), as provided by Everbridge’s management, this analysis implied a range of per share values for Everbridge common stock of approximately $15.91 to $32.25 based on the Company Projections and approximately $14.23 to $29.28 based on the Analyst Projections.

Under the subheading “Selected Companies Analysis,” the underlined text is added to the first full paragraph on page 70 of the Proxy Statement:

Based on the analysis of the CY2024E LFCF Multiples for each of the selected companies and the application of its professional judgment, Qatalyst Partners selected a representative range of 11.0x to 18.5x and applied this range to each of Everbridge’s estimated calendar year 2024 levered free cash flow, based on the Company Projections, and based on the Analyst Projections of $67 million. Based on the number of fully diluted shares of Everbridge common stock (calculated utilizing the same methodology as used in the section of this proxy statement captioned “The Merger Agreement—Opinion of Qatalyst Partners LP—Discounted Cash Flow Analysis”) as of February 14, 2024, as provided by Everbridge’s management, this analysis implied a range of per share values for Everbridge common stock of approximately $15.13 to $25.44 based on the Company Projections and approximately $16.79 to $28.23 based on the Analyst Projections.

Under the subheading “Selected Transactions Analysis” the underlined text is added to the second full paragraph on page 72 of the Proxy Statement:

Based on an analysis of the NTM Revenue Multiples for the selected transactions and its professional judgment, Qatalyst Partners selected a representative multiple range of 2.0x to 5.0x and then applied this range to Everbridge’s estimated next-12 months’ revenue (calculated as the 12-month period ending December 31, 2024) based on the Analyst Projections of $463 million. Based on the fully diluted shares of Everbridge common stock outstanding as of February 14, 2024 (based on the same fully diluted share count calculation as used for the analysis utilizing LTM Revenue Multiples above), as provided by Everbridge management, this analysis implied a range of values for Everbridge common stock of approximately $15.52 to $46.99 per share.

Under the subheading “Selected Transactions Analysis” the underlined text is added to the third full paragraph on page 72 of the Proxy Statement:

Based on an analysis of the NTM Adjusted EBITDA Multiples for the selected transactions and its professional judgment, Qatalyst Partners selected a representative multiple range of 10.0x to 18.0x and then applied this range to Everbridge’s estimated next-12-months’ adjusted EBITDA (calculated as the 12-month period ending December 31, 2024) based on the Analyst Projections of $102 million. Based on the same fully diluted share count as used for the analysis utilizing LTM Revenue Multiples above, this analysis implied a range of values for Everbridge common stock of approximately $17.70 to $36.23 per share.

Under the subheading “Selected Transactions Analysis” the underlined text is added to the fourth full paragraph on page 72 of the Proxy Statement:

Based on an analysis of the NTM LFCF Multiples for the selected transactions and its professional judgment, Qatalyst Partners selected a representative multiple range of 13.0x to 22.0x then applied this range to Everbridge’s estimated next-12-months’ levered free cash flow (calculated as the 12-month period ending December 31, 2024) based on the Analyst Projections of $67 million. Based on the same fully diluted share count calculation as used for the analysis utilizing LTM Revenue Multiples above, this analysis implied a range of values for Everbridge common stock of approximately $19.84 to $33.56 per share.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Merger, Everbridge filed the Proxy Statement with the SEC on March 21, 2024, and mailed the Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. Additionally, Everbridge may file other relevant materials in connection with the Merger with the SEC. This document is not a substitute for the Proxy Statement or any other document which Everbridge may file with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF EVERBRIDGE ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS RELATING TO THE MERGER FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and stockholders are able to obtain copies of the Proxy Statement and other documents filed by Everbridge with the SEC, without charge, through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Everbridge are available free of charge under the SEC Filings heading of the Investor Relations section of Everbridge’s website https://ir.everbridge.com.

PARTICIPANTS IN THE SOLICITATION

Everbridge and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information about its directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found in the Proxy Statement, proxy statement for the Everbridge 2023 Annual Meeting of Stockholders filed with the SEC on April 13, 2023, Form 8-K filed with the SEC on December 20, 2022, Form 8-K filed with the SEC on February 5, 2024, and Everbridge’s other filings with the SEC. Stockholders may obtain additional information regarding the interests of such participants by reading the Proxy Statement filed with the SEC and other relevant materials regarding the Merger filed with the SEC or incorporated by reference therein. Investors should read the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Everbridge intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the Merger. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Everbridge management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Everbridge. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Merger that could delay the consummation of the Merger or cause the parties to abandon the Merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the A&R Merger Agreement entered into in connection with the Merger; the possibility that Everbridge stockholders may not approve the Merger; the risk that the parties to the A&R Merger Agreement may not be able to satisfy the conditions to the Merger in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Merger; the risk that any announcements relating to the Merger could have adverse effects on the market price of the common stock of Everbridge; the risk of any unexpected costs or expenses resulting from the Merger; the risk of any litigation relating to the Merger; and the risk that the Merger and its announcement could have an adverse effect on the ability of Everbridge to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Everbridge Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on February 27, 2024, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Everbridge from time to time with the SEC. These filings, when available, are available under the SEC Filings heading of the Investor Relations section of the Everbridge website at https://ir.everbridge.com or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Everbridge presently does not know of or that Everbridge currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. Everbridge assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everbridge, Inc.

Dated: April 12, 2024	By:	/s/ David Wagner
David Wagner
President & Chief Executive Officer